BUSINESS COMBINATIONS - Effects of Offsetting on Acquisition (Details) - Grupo ASSA - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Current assets
Indemnification asset recognized at fair value	$ 17,000	$ 17,000
Other financial liabilities
Gross amount	16,748	16,313
Gross amounts set off in the balance sheet	2,883	2,970
Net amount presented in the balance sheet	$ 13,865	$ 13,343